AMENDMENT TO STOCK APPRECIATION RIGHTS AGREEMENT
                      BETWEEN APPROVED FINANCIAL CORP. AND
                      JEAN S. SCHWINDT DATED APRIL 26, 1996

      This Agreement is made this 22nd day of February, 1999 between Approved Financial Corp. (the "Corporation") and Jean S. Schwindt ("Schwindt").

                                   WITNESSETH:

      WHEREAS, the parties hereto entered into a Stock Appreciation Rights Agreement on April 26, 1996 which terminated the right to exercise on April 24, 1999; and

      WHEREAS, the parties hereto desire to extend the period to exercise until April 24, 2002;

      NOW THEREFORE, pursuant to the foregoing premises and the terms hereinafter set forth the parties agree as follows:

      1. Article XI of the Stock Appreciation Rights Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted:

                                       "XI

      Termination of the Stock Appreciation Right and all rights and obligations thereunder shall terminate and may no longer be exercised after the 24th day of April, 2002."

      2. All the other terms of the Stock Appreciation Rights Agreement shall remain the same.

      Witness the following signatures and seals:

                                          APPROVED FINANCIAL CORP.

                                          By: _______________________________
                                          Title: ____________________________


                                          -----------------------------------
                                          Jean S. Schwindt